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                                                                    Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of February 12, 2004, among Keryx Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company (the "Offering") in the aggregate, up to 3,200,000 shares of Common Stock (as defined below) (the "Maximum Offering Amount").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:


                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Closing" means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

                  "Closing Date" means February 17, 2004.

                  "Commission" means the Securities and Exchange Commission.


                  "Common Stock" means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "Company Counsel" means Alston & Bird LLP.


                  "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Expiration Date" shall mean February 13, 2004, or such other date as may be selected by the Company in its sole discretion without notice to investors within 30 days thereafter.

                  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

                  "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(a).

                  "Per Share Purchase Price" equals $10.00.

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                  "Person" means an individual or corporation, partnership,
         trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Shares.


                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

                  "Subscription Amount" means, as to each Purchaser and the Closing, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

                  "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or
         (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "Transaction Documents" means this Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 Closing. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree. The Company may continue the Offering, in one or more Closings, until the earlier of the sale of the Maximum Offering Amount or until the Expiration Date. Purchasers will be required to deliver executed, binding Securities Purchase Agreements by the Expiration Date, the Closing of which will only be subject to the satisfaction of the Closing Conditions in Section 2.2.

        2.2    Closing Conditions.

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                  (a) As a condition to the Purchasers' obligation to close, at the Closing (unless otherwise specified below) the Company shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to each Purchaser the items set forth below, as appropriate:

                           (i) this Agreement duly executed by the Company;

                           (ii) a copy of the resolutions of the Board of
                  Directors of the Company and a resolution of the shareholders, if required, authorizing and approving the Company's execution, delivery and performance of the Transaction Documents, all matters in connection with the Financing Documents, and the transactions contemplated thereby;


                           (iii) within five (5) Business Days of the Closing
                  Date, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser or its nominee;

                           (iv) the Registration Rights Agreement duly executed
                  by the Company;


                           (v) a legal opinion of Company Counsel, in a form
                  reasonably satisfactory to Purchasers;

                           (vi) the representations and warranties made by the
                  Company herein shall be true and correct in all material respects on the dates made and on the date of Closing;

                           (vii) all covenants, agreements and conditions
                  contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects; and

                           (viii) no statute, rule, regulation, order, decree,
                  ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which in any material respect restricts, prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

                  (b) As a condition to the Company's obligation to close, at the Closing, each Purchaser shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to the Company the items set forth below, as appropriate:

                           (i) this Agreement duly executed by such Purchaser;

                           (ii) such Purchaser's Subscription Amount as to such
                  Closing by wire transfer to the account of the Company as provided to the Purchasers in writing prior to the Closing Date;

                           (iii) the Registration Rights Agreement duly executed
                  by such Purchaser;

                           (iv) the representations and warranties made by the
                  Purchasers herein shall be true and correct in all material respects on the dates made and on the date of Closing;

                           (v) each Purchaser shall have performed, satisfied
                  and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or before the Closing; and

                           (vi) no statute, rule, regulation, executive order,
                  decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

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                  (c) As a condition of each of the Purchasers' and the
         Company's obligation to close, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth in the Company's public filings under the Exchange Act, the Company, including its subsidiaries for the purposes of this Article 3, hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:

                  (a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

                  (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
         (i) conflict with or violate any provision of the Company's certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.


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                  (d) Filings, Consents and Approvals. The Company is not
         required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement, and one or more Forms D with respect to the Shares as may be required under Regulation D of the Securities Act, the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings and (ii) such as have already been obtained or such exemptive filings as are required to be made under applicable state and federal securities laws.

                  (e) Capitalization. All of the outstanding shares of Common Stock are, and all of the Shares, when issued, will be, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens created by the Company, and all such shares were, and the Shares, will be, issued in material compliance with all applicable federal and state securities laws, including available exemptions therefrom, and none of such issuances were, and the issuance of the Shares will not be, made in violation of any pre-emptive or other rights. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. The issuance of the Shares will not trigger any anti-dilution rights of any existing securities of the Company.

                  (f) Reports and Financial Statements. The Company has made available to the Purchasers, prior to the execution of this Agreement, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, the Company's Quarterly Reports on Form 10-Q that have been filed for all quarters ended since December 31, 2002, the definitive proxy statement for the Company's 2003 annual meeting of stockholders, and will make available any Current Reports on Form 8-K filed since December 31, 2002 (as such documents have since the time of their filing been amended or supplemented, and together with all reports, documents and information filed on or after the date first written above through the date of Closing with the SEC, including all information incorporated therein by reference, collectively, the "SEC Reports"). Since November 12, 2003, there has not been any material adverse change in the business, financial condition, operations, results of operations, assets, employee relations, customer or supplier relations of the Company. The SEC Reports (a) complied and will comply as to form in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) did not, at the time of their filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) Conformity of Descriptions. The Shares conform in all material respects to the descriptions of the Company's Common Stock contained in the Company's SEC Reports and other filings with the SEC.

                  (h) Statements True and Correct. No representation, warranty, statement, certificate, instrument, or other writing furnished or to be furnished by the Company to Purchaser or its representatives pursuant to this Agreement or any other document, agreement, or instrument referred to herein, including the SEC reports, contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein not misleading.

                  (i) Certain Fees. Any brokerage, finder's fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement will be paid solely by the Company.

                  (j) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer

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         and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Securities Act or the Trading Market.

                  (k) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                  (l) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 or other comparable form promulgated under the Securities Act.


                  (m) Application of Takeover Protections. Assuming the Purchasers beneficially own any shares of Common Stock prior to the date hereof, the Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (n) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

                  (o) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (p) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers during the period in which the Company's most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the most recently filed period report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed period report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as

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         such term is defined in Item 307(b) of Regulation S-K under the
         Exchange Act) or, the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (q) Intellectual Property. To the knowledge of the Company, the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") as are owned or used by it or that are necessary for the conduct of its business as now conducted except where the failure to currently own or possess could not reasonably be expected to have a Material Adverse Effect. The Company has not received any notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property, except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no product or process presently used or proposed to be manufactured, marketed, offered, sold or used by the Company will violate any license or infringe on any intellectual property rights of any other Person, except as could not reasonable be expected to have a Material Adverse Effect.

                  (r) Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or against any officer or key employee which may have a Material Adverse Effect or which may call into question the validity, or materially hinder the enforceability or performance, of the Transaction Documents.

                  (s) Insurance. The Company carries insurance covering its properties and businesses customary for the type and scope of its properties and business. All such policies are in full force and effect, and are underwritten by financially sound and reputable insurers. All such policies will remain in full force and effect and will not in any way be affected by, or terminate or lapse by reason of any of the transactions contemplated hereby.

                  (t) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information, other than information relating to the Offering, that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transaction contemplated hereby other than those specifically set forth in Section 3.2 hereof.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting

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         enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

                  (b) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (c) No Public Sale or Distribution. Such Purchaser is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (d) Accredited Investor Status. Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.


                  (e) Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and on the signature page hereto in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Common Stock.

                  (f) Information; Confidentiality. Such Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Shares as have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained herein. Such Purchaser understands that its investment in the Shares involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

                  (g) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

                  (h) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in biotechnology companies, so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (i) Sales; Short Selling. From and after the date that the Purchaser receives any information about the existence of the Offering, and through the Closing Date, the Purchaser has not and shall not, directly or indirectly, sell shares of the Common Stock in the open Trading Market or

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         elsewhere, and has not and shall not directly or indirectly, through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company.

                  (j) Information Regarding Purchaser. Purchaser has provided the Company with true, complete, and correct information regarding all applicable items set forth in the on the signature page to this Agreement.

         The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting of a legend on any of the Securities in the following form:


                           THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  (c) Following the Closing Date, upon request from any of the Purchasers, subject to applicable securities laws and approval of Company Counsel, which will not be unreasonably withheld, the Company will remove any of the restrictive legends (including the legend set forth in Section 4.1(b)).

         4.2 Furnishing of Information. During the Effectiveness Period (as such term is defined in the Registration Rights Agreement), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During the Effectiveness Period, the Company further covenants to use its commercially reasonable efforts to take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m., New York City time, on the Business Day following the Closing Date, issue a press release to be disseminated in the public domain describing the terms of the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) to the extent such Purchaser purchases in excess of 200,000 Shares in the Offering, (ii) as required by federal securities law or the Securities and Exchange Commission in connection with the registration statement contemplated by the Registration Rights Agreement, and (iii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (ii) or (iii).

         4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in each case solely by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

         4.6 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

         4.7 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing to list the applicable Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.8 Subsequent Financings Prior to Effective Date. From the date hereof until after the Effective Date, other than as contemplated by this Agreement, neither the Company nor any Subsidiary shall issue or sell any Common Stock or Common Stock Equivalents, excluding the issuance of securities issued upon the exercise of currently outstanding options and warrants.

         4.9 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 Fees and Expenses. Except as set forth in Section 3.1(i), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

         5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.1.

        5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state or federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the City of New York, New York, exclusive of all other jurisdictions, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

         5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KERYX BIOPHARMACEUTICALS, INC.                  Address for Notice:
                                                750 Lexington Avenue, 26th Floor
                                                New York, NY 10022
                                                Attn: Ron Bentsur
                                                Tel: (212) 531-5965
                                                Fax: (212) 531-5961

/s/ Michael S. Weiss
--------------------------------
Name:  Michael S. Weiss
Title: Chairman and Chief Executive Officer

With copy to (which shall not constitute notice):

Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Attn: Mark F. McElreath
Tel: (212) 210-9400
Fax: (212) 210-9444

                           (Signature Page Continues)

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: ADAGE CAPITAL MANAGEMENT, L.P.


                                          /s/ Phill Goss
                                          ----------------------------------
                                          Name:  Phill Goss
                                          Title: Managing Director

                                          Date: February 12, 2004


     250,000                      $                              $
------------------                ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: ATLAS EQUITY I, LTD.


                                          /s/ Taylor J. O'Malley
                                          ------------------------
                                          Name:  Taylor J. O'Malley
                                          Title: Manager

                                          Date: February 13, 2004


    200,000                       $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: DEERFIELD INTERNATIONAL LIMITED


                                          /s/ Arnold Snider
                                          -----------------------------------
                                          Name:  Arnold Snider
                                          Title: President

                                          Date: February 13, 2004


    490,000                       $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: DEERFIELD PARTNERS, L.P.

                                          /s/ Arnold Snider
                                          -----------------------------------
                                          Name:  Arnold Snider
                                          Title: President

                                          Date: February 13, 2004


    510,000                       $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          MAVERICK FUND II, LTD.
                                          BY: MAVERICK CAPITAL, LTD.,
                                              ITS INVESTMENT MANAGER

                                          /s/ Michelle Perrin
                                          ----------------------
                                          Name:  Michelle Perrin
                                          Title: Director of Fund Accounting

                                          Date: February 12, 2004


     172,700                      $                              $
------------------                ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          MAVERICK FUND, L.D.C.
                                          BY: MAVERICK CAPITAL, LTD.,
                                              ITS INVESTMENT MANAGER

                                          /s/ Michelle Perrin
                                          ----------------------
                                          Name:  Michelle Perrin
                                          Title: Director of Fund Accounting

                                          Date: February 12, 2004


     569,700                      $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          MAVERICK FUND USA, LTD.
                                          BY: MAVERICK CAPITAL LTD.,
                                              ITS INVESTMENT MANAGER

                                          /s/ Michelle Perrin
                                          -----------------------
                                          Name:  Michelle Perrin
                                          Title: Director of Fund Accounting

                                          Date: February 12, 2004


    257,600                       $                              $
-----------------                 ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: S.A.C. HEALTHCO FUND, LLC


                                          /s/ Brian Cohn
                                          -----------------------------
                                          Name:  Brian Cohn
                                          Title: President

                                          Date: February 13, 2004


    200,000                       $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: SONOSTAR VENTURES, LLC


                                          /s/ Gregory F. Kiernan
                                          --------------------------
                                          Name:  Gregory F. Kiernan
                                          Title: President and Chief Executive
                                                 Officer

                                          Date: February 12, 2004


    50,000                        $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).

           [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                          BY: T. ROWE PRICE ASSOCIATES, INC.

                                          /s/ Jay Markowitz
                                          --------------------------
                                          Name:  Jay Markowitz
                                          Title: Vice President

                                          Date: February 13, 2004


     500,000                      $                              $
----------------                  ---------------                ===============
NUMBER OF SHARES                  PRICE PER SHARE                TOTAL PURCHASE
OF COMMON STOCK                                                           PRICE
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the
Company:

      1. Please provide the following information regarding the Purchaser:

              PURCHASER NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              TELEPHONE: (     ) ______-________

              FACSIMILE: (     ) ______-_________

              EMAIL: _______________________

              TAX ID #:_____________________


      2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser's Shares are to be registered in (this is the name that will appear on the stock certificate(s)). The Purchaser may use a nominee name if appropriate:

              REGISTERED HOLDER OF THE SHARES NAME AND ADDRESS:

              ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------

              FACSIMILE: (     ) ______-_________

      3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

--------------------------------------------------------------------------------

      4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      5. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares of Common Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Prospectus included in the Registration Statement? If none, please state "Not Applicable."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLEASE NOTE THAT IT IS THE PURCHASER'S OBLIGATION TO ADVISE THE COMPANY PROMPTLY IF ANY OF THE FOREGOING INFORMATION CHANGES DURING THE EFFECTIVENESS OF THE REGISTRATION STATEMENT (EXCEPT DUE TO SALES OF SHARES OF COMMON STOCK PURSUANT THERETO).